UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Language Concerning Forward-Looking Statements
     This document and the exhibits attached hereto contain certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business after a proposed acquisition transaction, and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our most recent annual report on Form 10-K and our subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
     Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.
Item 2.02 Results of Operations and Financial Condition.
     On August 10, 2006, ITC Holdings Corp. (the “Company”) conducted a conference call in connection with the release of its second quarter 2006 financial results during which officers of ITC Holdings Corp. reviewed with participants information relating to its results of operations and other relevant information. A copy of the transcript of the quarterly earnings conference call is attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
     During the quarterly earnings conference call, the Company noted that its operating subsidiary ITCTransmission had received approval from the Federal Energy Regulatory Commission to begin recovering its expenses and investments on a current rather than lagging basis under its Attachment O ratemaking methodology beginning January 1, 2007. An appendix to the quarterly earnings conference call transcript, which explains how ITCTransmission will recover expenses and investments on a current basis is posted on the Company’s website at http://www.itc-holdings.com and is attached as part of Exhibit 99.1 hereto.

     The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 8.01 Other Events.
     On August 16, 2006, the Company issued a press release announcing the declaration of a dividend to its common shareholders. The press release is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Transcript of earnings conference call held August 10, 2006 and Appendix

99.2	Press release dated August 16, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 16, 2006

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky

Daniel J. Oginsky
Its:	Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit
No.	Description

99.1	Transcript of earnings conference call held August 10, 2006 and Appendix

99.2	Press release dated August 16, 2006